UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: September 30, 2003

TABATHA III, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-31761	84-1536519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1926 So. Oswego Way Aurora, CO	80014
(Address of Principal Executive Office)	(Zip Code)

(303) 752-4637

(Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets.

On September 30, 2003, Tabatha III, Inc. (the "Company") acquired all of the issued and outstanding common stock of Worldwide Manufacturing USA, Inc., ("Worldwide") a California corporation. The transaction was completed pursuant to the terms of an Agreement for Share Exchange dated September 20, 2003, filed as an exhibit to the Company's Current Report on Form 8-K dated October 3, 2003. As a result of the closing under the Agreement for Share Exchange, Worldwide became a wholly-owned subsidiary of the Company.

In evaluating Worldwide as a candidate for the proposed acquisition, our directors considered various factors such as the strength and diversity of Worldwide's existing management, the anticipated potential for growth of the business of Worldwide, and the perception of how the proposed business of Worldwide will be viewed by the investment community and the Company's shareholders. In evaluating us, it is believed that the directors of Worldwide placed a primary emphasis on our status as a company without material liabilities, whose common stock was registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and may be eligible to be approved for trading on the OTC Bulletin Board.

Pursuant to the share exchange transaction, the Company issued 27,900,000 shares of its common stock to Worldwide in exchange for 100%, or 10,000, of the outstanding shares of Worldwide. The 27,900,000 shares issued to Worldwide will bear a restrict legend, and represent 93% of the Company's outstanding shares. 2,100,000 shares, (or 7%), of the Company's common stock was issued and outstanding prior to the Agreement. After closing of the Agreement, the Company will have 30,000,000 shares outstanding.

After closing of the Agreement, 8,987,500 shares held by principals of the Company were surrendered for cancellation and Worldwide became a wholly-owned subsidiary of the Company. The Company intends to change its name to Worldwide Manufacturing USA, Inc.

Disclaimer Regarding Forward Looking Statements

Certain statements contained in the following description of the business of Worldwide which are not statements of historical fact are what is known as "forward-looking statements," which are basically statements about the future, and which for that reason involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "seeks," "anticipates," "expects," "goal, "hopes" and "objective" often identify such forward-looking statements, but are not the only indication that a statement is a forward-looking statement. Such forward-looking statements include statements of the plans and objectives of Worldwide's management with respect to its present and future operations, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause Worldwide to change such plans and objectives, or to fail to successfully implement such plans or achieve such objectives, or to cause such present and future operations to fail to produce revenues, income or profits.

Description of Business

Following completion of the share exchange transaction, the Company will not directly engage in business operations, but it does intend to continue, and to expand, the existing business operations of Worldwide as its wholly-owned subsidiary. A description of the business of Worldwide, its property, management, and certain important risk factors are set forth below.

Incorporated in California in 1996, Worldwide Manufacturing USA, Inc. is an engineering firm specializing in manufacturing and international contract manufacturing, utilizing factories in China.

Worldwide provides services to several companies in the United States primarily in the aerospace, automotive and electronics industries. The Company manufactures components and products for a wide variety of customers. Through its wholly-owned subsidiary in Shanghai, Intech Electro-Mechanical Products Co, Ltd. ("Intech"), Worldwide employs thirty staff engineers. Intech provides technical advice, design, and quality control services to companies in the United States seeking to manufacture or purchase components from manufacturers in China.

Worldwide's engineers supervise all aspects of the manufacturing process. They also write the production and inspection procedures, conduct the material's audits, and conduct all of the in-progress and final inspections. To fulfill its customers' orders, Worldwide engages a select group of subcontractors located mostly around the Shanghai area of China. All of Worldwide's active subcontractors have received the International Standard Organization-9000 certification. This certification is issued to each factory after its management receives the prerequisite training.

The unique business relationships between Worldwide and its subcontractors has allowed Worldwide to sharply reduce its customers' manufacturing costs and at the same time maintain high standards of quality.

Through Worldwide's relationships with its sub-contractors, Worldwide has developed an effective model for foreign companies to safely take advantage of lower manufacturing costs in China. Worldwide's sub-contractors provide plant, equipment, manufacturing working capital and factory labor, while Worldwide provides sales, management and production controls, and technological technical support. Under this model, Worldwide's subcontractors are motivated to support Worldwide's continued success, because Worldwide represents a constant flow of new and long-term business.

Worldwide provides its customers with the well-established advantages of manufacturing in China, and eliminates the disadvantages that many companies fear from direct supply contracts with manufacturers in China, or the risks of making large capital investments in joint ventures. This business model has proven to work to Worldwide's and its customers' advantage.

Since Worldwide primarily employs engineers, and engages a broad variety of subcontractors, Worldwide can continue to manufacture for a broad range of industries. As demand for manufacturing slows for a particular product, industry or sector, Worldwide remains flexible in its ability to pursue opportunities to manufacture other products.

Worldwide's early success derives from its ability to secure customers in the United States, and from Worldwide's in-depth understanding of China and long-standing business relationships in China.

Change in Directors

In conjunction with closing under the Agreement for Share Exchange there has also been a change in directors. The previous directors of the Company resigned and the following persons were appointed as their successors:

Name	Age	Position
Jimmy Wang	48	President and Chief Executive Officer
Mindy Wang	46	Secretary and Treasurer
John Ballard	45	Chief Financial Officer

The directors named above will serve until the first annual meeting of the Company's stockholders following completion of the share exchange transaction or until their successors have been appointed. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting.

Biographical Information

Jimmy Wang, President and Chief Executive Officer

Jimmy Wang has over twelve years experience in a wide range of component manufacturing. From 1993 to the present, Mr. Wang has been President and CEO of Worldwide Manufacturing USA, Inc. From 1990 to 1995, Mr. Wang was the Sales Manager from MP World Manufacturing, Inc., and was responsible for increasing the companys sales from $2,000,000 to $8,000,000. In 1993, Mr. Wang founded Worldwide Manufacturing USA, Inc. In 1990, Mr. Wang earned a Masters Degree in Applied Economics from the University of Minnesota, and in 1982 received a Bachelors of Science Degree in Economics from the Shanghai Institute of Foreign Trade.

Mindy Wang, Secretary and Treasurer

Mindy Wang has over twelve years of accounting and financial management experience with Technology Power and Worldwide Manufacturing. From 1993 to the present, Ms. Wang has been Controller of Worldwide Manufacturing USA, Inc. In 1993, Ms. Wang co-founded Worldwide Manufacturing. Ms. Wang earned a Bachelors Degree in International Business from the University of California at Los Angeles Institute of Economics and Management in Beijing and attended the Masters program of the Business Education of the University of Minnesota.

Jimmy and Mindy Wang are husband and wife. Each holds directly 13,950,000 shares, but may be deemed to beneficially own the shares owned by the other.

John Ballard, Chief Financial Officer

John Ballard has more than fifteen years of business management, project management, and accounting experience. From January 2002 to the present, Mr. Ballard has been a financial consultant and director of Reveal Systems, Inc., a software development company and internet provider based in Longmont, Colorado. Mr. Ballard was the Chief Financial Officer of Call Solutions Inc., a publicly traded company, from October 1999 to November 2002. Call Solutions was in the business of opening call centers. From 1988 to 1993, Mr. Ballard was Chief Financial Officer for a chain of retail stores in Denver. Mr. Ballard holds a Bachelor of Science Degree in Management and Marketing from the University of Colorado where he graduated Magna Cum Laude. Mr. Ballard also holds a Masters of Business in Administration from Regis University.

Security Ownership of Management and Certain Principal Shareholders

The following table sets forth, as of the date of completion of the share exchange transaction, the number of shares of Common Stock owned of record and beneficially by executive officers, directors and persons who hold 5.0% or more of the outstanding Common Stock of the Company. Also included are the shares held by all executive officers and directors as a group.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Jimmy Wang (1) (2) Worldwide Manufacturing USA, Inc. 1142 Cherry Street San Bruno, California 94066	27,900,000(3)	46.5%
Mindy Wang (1) (2) Worldwide Manufacturing USA, Inc. 1142 Cherry Street San Bruno, California 94066	27,900,000 (3)	46.5%
John Ballard (2) 6175 W. Hinsdale Pl. Littleton, CO 80128	847,500	2.8%
All officers and directors as a group (3 in number)	28,747,500	95.8%

(1) The person listed is a director of the Company.
(2) The person listed is an officer of the Company.
(3) Pursuant to the Share Exchange Agreement, Jimmy Wang and Mindy Wang received 13,950,000 shares each. Jimmy and Mindy Wang are husband and wife. Each holds directly 13,950,000 shares, but may be deemed to beneficially own the shares owned by the other.

ITEM 7. Financial Statements and Exhibits.

     (a)     Financial Statements of the Business Acquired:

               Audited financial statements of Worldwide Manufacturing USA, Inc. and Subsidiary for the years ended December 31, 2002 and 2001.

               Unaudited Interim Consolidated Financial Statements for Worldwide Manufacturing USA, Inc. and Subsidiary as of June 30, 2003 and 2002.

     (b)     Unaudited Pro Forma Financial Data - Tabatha III, Inc. and Worldwide Manufacturing USA, Inc.

     (c)     Exhibits.

2.1     Agreement for Share Exchange dated as of September 20, 2003, by and among Tabatha III, Inc., and Worldwide Manufacturing USA, Inc. (herein incorporated by reference to the Company's Current Report on Form 8-K filed on October 3, 2003.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABATHA III, INC.

By: /S/ JIMMY WANG
Jimmy Wang, President and Chief Executive Officer

By: /S/ MINDY WANG
Mindy Wang, Secretary and Treasurer

Date: October 13, 2003

Exhibit (a) - Audited financial statements of Worldwide Manufacturing USA, Inc. and Subsidiary for the years ended December 31, 2002 and 2001.

WORLDWIDE MANUFACTURING USA, INC. AND SUBSIDIARY

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

I N D E X

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

CONSOLIDATED BALANCE SHEET

CONSOLIDATED INCOME STATEMENTS

CONSOLIDATED STATEMENTS OF CASH FLOW

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholders of
Worldwide Manufacturing USA, Inc.
San Bruno, CA

We have audited the accompanying consolidated balance sheets of Worldwide Manufacturing USA, Inc. as of December 31, 2002 and 2001, and the related consolidated statements of income and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Worldwide Manufacturing USA, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado
August 29, 2003

/s/ Comiskey & Company

PROFESSIONAL CORPORATION

Worldwide Manufacturing USA Inc. and Subsidiary
CONSOLIDATED BALANCE SHEET
December 31, 2002 and 2001

ASSETS	2002	2001

CURRENT ASSETS
Cash & cash equivalents	$ 215,332	$ 378,226
Accounts receivable	677,868	451,710
Inventories	112,898	-
Other current assets	32,377	16,265

Total Current Assets	1,038,475	846,201

INVESTMENTS AND LONG-TERM RECEIVABLES
Advances to suppliers	111,594	130,000
Other long term receivables	169,565	166,244
	281,159	296,244

Total Property and Equipment (net)	123,528	108,634

Total Assets	$ 1,443,162	$ 1,251,079

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Notes payable to shareholders	$ 54,000	$ -
Lines of credit	57,255	99,983
Accounts payable	816,008	685,053
Accrued expenses	35,851	123,145
Other current liabilities	-	145,964

Total Current Liabilities	963,114	1,054,145

LONG-TERM LIABILITIES - Deferred compensation payable	150,000	100,000

STOCKHOLDERS' EQUITY
Common stock, no par value, 100,000 shares authorized,
10,000 shares issued and outstanding	34,871	34,871
Additional paid-in capital	-	-
Retained earnings	295,177	62,063

Total Stockholders' Equity	330,048	96,934

Total Liabilities and Stockholders' Equity	$ 1,443,162	$ 1,251,079

The accompanying notes are an integral part of the financial statements.

Worldwide Manufacturing USA Inc. and Subsidiary
CONSOLIDATED INCOME STATEMENTS
For the years ended December 31, 2002 and 2001

	2002	2001

Net sales	$ 4,434,213	$ 3,551,656

Cost of goods sold	2,560,193	2,048,748

Gross profit	1,874,020	1,502,908
Other operating revenue	929	-
	1,894,849	1,502,908

Operating expenses
General & administrative	1,440,720	1,347,537
	1,440,720	1,347,537

Operating income(loss)	454,129	155,371

Financial income (expenses)
Interest income	3,868	21,724
Interest expense	(17,144)	(18,790)
Government grant	4,589	3,625
	(8,687)	6,559

Net Income (loss)	425,542	161,930

Retained earnings
Balance, beginning of period	62,063	139,054
Less shareholder distributions	192,428	238,921

Balance, end of period	$ 295,177	$ 62,063

The accompanying notes are an integral part of the financial statements.

Worldwide Manufacturing USA Inc. and Subsidiary
CONSOLIDATED STATEMENTS OF CASH FLOW
For the years ended December 31, 2002 and 2001

	2002	2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ 425,542	$ 161,930
Adjustments to reconcile net income (loss) to net
cash flows from operating activities
Loss on disposal of fixed assets	3,381	724
Depreciation	27,167	19,328
(Increase) decrease in accounts receivable	(157,161)	(29,416)
(Increase) decrease in prepaid assets	(17,080)	(7,850)
(Increase) decrease in inventories	(112,898)	-
Increase (decrease) in accounts payable	247,203	171,854
Increase (decrease) in other accrued liabilities	(87,659)	78,623
Increase (decrease) in payroll taxes	(91,113)	-

Net cash flows from operating activities	287,382	445,193

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of fixed assets	32,971	91,975

Net cash flows from investing activities	32,971	91,975

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt	(224,374)	(50,992)
Shareholder withdraw	(192,906)	(246,657)

Net cash flows from financing activities	(417,280)	(297,649)

NET INCREASE (DECREASE) IN CASH	(162,869)	55,569

CASH AT BEGINNING OF YEAR	378,201	322,657

CASH AT END OF YEAR	$ 215,332	$ 378,226

Supplemental Disclosures
Cash Paid During the Year for:
Interest	$ 15,453	$ 17,824

The accompanying notes are an integral part of the financial statements.

Worldwide Manufacturing USA, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2002 and 2001

1.        Description of Business and Summary of Significant Accounting Policies

Description of Business

Worldwide Manufacturing USA, Inc., a California corporation is a manufacturing engineering firm and international contract manufacturer, using factories in China. Worldwide provides services to several companies in the U.S., primarily the aerospace, automotive, and electronics industries. Worldwide employs thirty staff engineers through its wholly owned subsidiary, Shanghai Intech Electro-Mechanical Products Co, Ltd. ("Intech"). Intech provides technical advisory, design, delivery, material procurement, and manufacturing quality control services. Worldwide used its engineers to write the production and inspection procedures, manages the production process, conducts quality control audits and in-progress and final inspections of the customers' products.

Principles of Consolidation

The accompanying financial statements include Worldwide Manufacturing USA, Inc. and its wholly owned subsidiary, Intech. Intercompany transactions have been eliminated in consolidation.

Property, Equipment and Depreciation

Buildings and equipment are capitalized at historical cost, and are depreciated over the useful lives of the property and equipment as follows:

Buildings	25 years
Land improvements	20 years
Industrial Equipment	15 years
Furniture and fixtures	10 years
Vehicles	6 years
Electronic equipment/computers	5 years

Repairs and Maintenance

Repairs and maintenance of a routine nature are charged as incurred to periodic income, while those which extend or improve the life of existing assets are capitalized.

Inventory

Inventory, consisting of raw materials, work in process and finished goods inventory of manufactured products, is stated at the lower of cost or market on a first-in, first-out basis.

Revenue Recognition

Recognition of Revenue - Income from sales of goods is recognized when the orders are completed and shipped, provided that collection of the resulting receivable is reasonably assured. Substantially all of the Company's goods are shipped F.O.B. shipping point. Amounts billed to customers are recorded as sales while the shipping costs are included in cost of sales. The Company's return policy on defective parts is as follows: Custom parts may only be exchanged for replacement parts within 30 days of the invoice. Catalogue parts, which can be resold, may be exchanged for replacement parts or for a refund. Revenue from non-refundable customer tooling deposits is recognized when the materials are shipped or when the deposit is forfeited, whichever is earlier.

Advertising Costs

Costs associated with advertising are expensed in the year incurred.

Income Taxes

The shareholders of the Company have elected for it to be taxed as a "Subchapter S" corporation, consequently, no income taxes are recorded in the financial statements.

Intangibles

Patent costs and other identifiable intangibles are capitalized, and are amortized over useful lives of generally 15 years or less. Effective in 2001, Goodwill is not amortized, but is assessed for impairment annually.

Research and Development

Research and development costs are expensed as incurred.

Cash and Equivalents

For purposes of the statement of cash flows, the Company considered all highly liquid debt instruments purchased with an initial period of three months or less to be cash equivalents.

Non-cash Equity Transactions

Shares of other equity instruments issued for non-cash consideration will be recorded at the fair value of the consideration received, or at the value of the stock given, considered in reference to contemporaneous cash sales of stock.

Foreign Currency Transactions and Translation

Transaction gains and losses result from a change in exchange rates between the functional currency and the currency in which a foreign currency transaction is denominated. They represent an increase or decrease in (a) the actual functional current cash flows realized upon settlement of foreign currency transactions and (b) the expected functional currency cash flows on unsettled foreign currency transactions. All transaction gains and losses are included in other income or expense. For all years presented, sales to customers were primarily denominated in U.S. dollars.

Assets and liabilities of Shanghai Intech Electro-Mechanical Products Co, Ltd. are translated into the US dollar at the prevailing exchange rate in effect at each period end. Revenue and expenses are translated into the US dollar at the average exchange rate during the reporting period. Contributed capital is translated into the US dollar at the historical exchange rate when capital was injected. Any difference resulting from using the current rate, historical rate and average rate in determination of retained earnings is accounted for as a translation adjustment and reported as part of comprehensive income or loss in the equity section. Translation gains and losses have not been material in any year.

Fair Value of Financial Instruments

Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such instruments.

Estimates in Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts. The more significant estimates include: useful lives and residual values for fixed assets, fair market values for inventory, goodwill and intangible impairment tests, reserves for warranty, returns, and product liability losses, and credit losses.

2.        Nature of Operations, Risks, and Uncertainties

Significant Concentrations

The Company has the following concentrations of business with customers and suppliers constituting greater than 10% of the Company's gross sales and purchasing volume:

	2002	2001
Customer A	15%	23%
Customer B	14%	0%
Customer C	6%	11%

Vendor A	39%	49%
Vendor B	15%	20%

The Company's customers in the aerospace, telecommunications, automotive, and electronics industries comprised the majority of its sales in 2002 and 2001. These four industries counted for 68% and 80% of the Company's sales, respectively, in 2002 and 2001.

As part of the production process, the Company may be required by its suppliers to advance funds for tooling and other pre-production costs. Such tooling is in most cases owned by the suppliers, and is of value primarily for the specific needs of the Company's customers. The Company in turn requires its customers to provide a non-refundable down payment to cover such start up costs. In the event that a supplier is unable to fulfill its production agreements with the Company, management believes that other suppliers can be found for the Company's products. However, a change in suppliers would cause a delay in the production process, and could result in loss of tooling deposits and other supplier advances, which could negatively affect the Company's operating results.

3.        Accounts and Notes Receivable

The following is a summary of receivables at December 31,

	2002	2001
Trade Accounts	$669,414	$ 557,139
Advances to Suppliers	111,594	130,000
Refundable GST taxes	169,565	166,244

At December 31, 2002 and 2001, accounts receivable in the amounts of $669,414 and $493,952 respectively, were pledged as collateral in connection with bank loans.

As more fully described in Note 2, the Company from time to time advances funds to suppliers under short-

term agreements. The loans are generally unsecured and may carry interest at the prevailing market rate for short-term instruments. These receivables are pledged as collateral for the Company's bank loans.

The Company sells its goods and services internationally, although the majority of its revenue derives from customers in the United States. As such, the Company is susceptible to credit risk on accounts and notes receivable from customers in that region. Additionally, a significant portion of the company's U.S. customers consists of entities in the aerospace industry, which has proven to be sensitive to swings in the economic cycle. Generally, the Company does not obtain security from its customers in support of accounts receivable.

4.        Property and Equipment

The following is a summary of property and equipment - at cost, less accumulated depreciation:

	2002	2001
Vehicles	93,168	75,392
Furniture & fixtures	4,496	4,496
Equipment	69,777	55,991
Software	14,298	14,298
Other	1,165	1,165
Less: Accumulated depreciation	(59,376)	(42,708)

Total	$ 123,528	$ 108,634

Depreciation expense charged to operations was $27,167 and $15,338 in 2002 and 2001, respectively.

        Notes Payable and Long-term Debt

Under the terms of a revolving credit agreement with a bank dated March 5, 2002, the Company may borrow up to $250,000 at 1.5% above the bank's prime interest rate through March 5, 2004 (5.75% at December 31, 2002.) Funds from these borrowings may be used for any purpose. The revolving line of credit is secured by all assets of Worldwide Manufacturing USA, Inc. and guaranteed by its officers. At December 31, 2002, $242,745 was available on this line of credit.

The Company also has an unsecured credit line with a bank totaling $50,000, which was fully drawn with none available at December 31, 2002.

6.        Lease

The Company leases its office space and certain vehicles and equipment under non-cancelable operating leases. The office lease requires increasing annual payments plus a share of operating costs. Minimum future rental payments under non-cancelable operating leases having remain terms in excess of one year as of December 31, 2002 for each of the net five years and in the aggregate are:

Amount
2003	$ 52,611
2004	77,323
2005	74,040
2006	75,184
2007	68,463
Subsequent to 2007	23,045
Total minimum future rental payments	$ 370,666

7.        Pensions

The Company established SEP plan for the benefit of all full time employees. Contributions to the plan are limited to a statutory amount per employer. Pension expense was $0 and $20,000 for 2002 and 2001, respectively.

8.         Related Party Transactions

From time to time, the Company receives loans from its shareholders. As of December 31, 2002, the balance due to the shareholders was $54,000. The loan is unsecured and due on demand.

At December 31, 2002, the Company is obligated in the amount of $150,000 to its shareholders pursuant to a deferred compensation agreement applicable to the years 2000, 2001 and 2002. The deferred compensation obligation is payable December 31, 2005, plus accrued and unpaid interest at 10%.

The Company's officers are guarantors on the line of credit.

9.         Subsequent Events

In 2003, the Company received loans from its shareholders in the amount of $180,751 and $40,000 in February and March 2003, respectively. These amounts were used to pay accounts payable to vendors, as well as for general operating purposes, and have since been repaid.

Subsequent to year-end, the Company incurred installment debt to finance the acquisition of equipment totaling $36,736.

10.         Newly Issued Accounting Pronouncements

In June 2002, the FASB issued SFAS 146 "Accounting for Costs Associated with Exit or Disposal Activities," effective for exit or disposal activities that are initiated after December 31, 2002. Under SFAS 146, a liability for the cost associated with an exit or disposal activity is recognized when the liability is incurred. Under prior guidance, a liability for such costs could be recognized at the date of commitment to an exit plan. The provisions of SFAS No. 146 are required to be applied prospectively after the adoption date to newly initiated exit activities, and may affect the timing of recognizing future restructuring costs, as well as the amounts recognized. Adoption of SFAS 145 is not expected to have a material impact on the Company's consolidated financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 requires that a liability be recorded in the guarantor's balance sheet upon issuance of a guarantee. In addition, FIN 45 requires disclosures about the guarantees that an entity has issued, including a roll-forward of the entity's product warranty liabilities. Adoption of FIN 45 did not have a material impact on the Company's consolidated financial statements.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation, Transition and Disclosure." SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. SFAS 148 also requires that disclosures of the pro forma effect of using the fair value method of accounting for stock-based employee compensation be displayed more prominently and in a tabular format. Additionally, SFAS 148 requires disclosure of the pro forma effect in interim financial statements. The transition and annual disclosure requirements of SFAS 148 are effective for fiscal years ending after December 15, 2002. The Company has no reportable stock-based compensation agreements in place at December 31, 2002.

In January 2003, the FASB issued Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provision of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company is currently evaluating potential effect of FIN 46 on its operating results and financial position.

11.        Segment Information

The Company's operations are classified into two principal reportable segments that provide different products or services. Worldwide Manufacturing USA, Inc. purchases and sells manufactured goods from China procured by its subsidiary, Intech. Intech provides technical advisory, design, delivery, material procurement, and manufacturing quality control services. Separate management of each segment is required because each business unit is subject to different marketing, production, and technology strategies, and because of the geographic location of each entity.

Segmental Data - 2002

Reportable Segments

(amounts in thousands)

	WWMUSA	Intech	Total
External revenue	$ 4,392	$ 42	$ 4,434
Intersegment revenue	-	1,388	1,388
Interest income	4	-	4
Interest expense	-	2	2
Depreciation	10	17	27
Net profit (loss)	526	(36)	490
Assets
Expenditures for long-lived assets	-	33	33

Exhibit (a) continued - Unaudited Interim Consolidated Financial Statements for Worldwide Manufacturing USA, Inc. and Subsidiary as of June 30, 2003 and 2002.

Worldwide Manufacturing USA Inc. and Subsidiary
CONSOLIDATED BALANCE SHEET
June 30, 2003
(Unaudited)

ASSETS

CURRENT ASSETS
Cash & cash equivalents	$ 77,623
Accounts receivable	792,756
Inventories	233,558
Other current assets	14,089

Total Current Assets	1,118,027

INVESTMENTS AND LONG-TERM RECEIVABLES
Advances to suppliers	61,594
Other Long-term receivables	211,943
273,537

Total Property and Equipment	544,283

OTHER ASSETS	23,078

Total Assets	$ 1,958,925

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Lines of credit	42,425
Current maturities of installment debt	4,458
Accounts payable	1,081,002
Accrued expenses	44,745
Other current liabilities	71,228

Total Current Liabilities	1,243,858

LONG-TERM DEBT, less current maturities	19,595
Notes payable to shareholders	174,751
Deferred compensation payable	150,000

STOCKHOLDERS' EQUITY
Common stock, no par value; 100,000 shares authorized;
10,000 shares issued and outstanding	34,871
Retained earnings	335,850

Total Stockholders' Equity	370,721

Total Liabilities and Stockholders' Equity	$ 1,958,925

The accompanying notes are an integral part of the financial statements.

Worldwide Manufacturing USA Inc. and Subsidiary
CONSOLIDATED INCOME STATEMENTS
For the six months ended June 30, 2003 and 2002
(Unaudited)

	2003	2002

Net sales	$ 2,546,337	$ 2,177,915

Cost of goods sold	1,808,232	1,159,049

Gross profit	738,105	1,018,866
Other operating revenue	-	929
	738,105	1,019,795

Operating expenses
General & administrative	689,184	613,723
	689,184	613,723

Operating income(loss)	48,921	406,072

Financial income (expenses)
Interest income	9,711	1,918
Interest expense	(10,205)	(9,739)
	(494)	(7,821)

Net Income (loss)	48,427	398,251

Retained Earnings
Balance, beginning of period	295,177	62,063
Less Shareholder distributions	7,754	777

Balance, end of period	$ 335,850	$ 459,537

The accompanying notes are an integral part of the financial statements.

Worldwide Manufacturing USA Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW
For the six months ended June 30, 2003 and 2002
(Unaudited)

	2003	2002

Cash Flows From Operating Activities
Net income (loss)	$ 48,427	$ 398,251
Adjustments to reconcile net income (loss) to net
cash provided (used) by operating activities
Depreciation	23,151	12,798
(Increase) decrease in accounts receivable	(227,731)	96,857
(Increase) decrease in notes receivable	44,229	50,000
(Increase) decrease in installment debt	4,458	-
(Increase) decrease in prepaid assets	19,976	(77,393)
(Increase) decrease in inventories	(120,660)	(93,882)
Increase (decrease) in accounts payable	(39,972)	(419,256)
Increase (decrease) in other accrued liabilities	9,860	(66,113)

Net Cash Provided (Used) by Operating Activities	(230,762)	(91,238)

Cash Flows From Investing Activities
Purchases of fixed assets	(82,742)	(11,607)

Net Cash Provided (Used) by Investing Activities	(82,742)	(11,607)

Cash Flows From Financing Activities
Proceeds from long-term debt	194,346	-
Line of credit	-	63,391
Repayment of short-term debt	(11,575)	0
Shareholders distributions	(6,976)	(777)

Net Cash Provided (Used) by Financing Activities	175,795	62,614

NET INCREASE (DECREASE) IN CASH	(137,709)	(40,231)

CASH AT BEGINNING OF PERIOD	215,332	378,226

CASH AT END OF PERIOD	$ 77,623	$ 337,995

Supplemental Disclosures
Cash Paid During the Year for:
Interest	$ 1,257	$ 911

The accompanying notes are an integral part of the financial statements.

Worldwide Manufacturing USA, Inc. And Subsidiary

NOTES TO CONSOLIDATED INTERIM FINANCIAL STATEMENTS

June 30, 2003 and 2002

1.        Management's representation of interim financial information

The accompanying interim financial statements have been prepared by Worldwide Manufacturing USA, Inc. without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted as allowed by such rules and regulations, and management believes that the disclosures are adequate to make the information presented not misleading. These financial statements include all of the adjustments which, in the opinion of management, are necessary to a fair presentation of financial position and results of operations. All such adjustments are of a normal and recurring nature. These financial statements should be read in conjunction with the audited financial statements at December 31, 2002.

Exhibit (b) - Unaudited Pro Forma Financial Data

Tabatha III, Inc.

Worldwide Manufacturing USA, Inc.

UNAUDITED PRO FORMA FINANCIAL DATA

On September 20, 2003, Tabatha III, Inc. ("Tabatha III," "the Company") and Worldwide Manufacturing USA, Inc. ("WWMUSA") consummated an Agreement for Share Exchange ("the Agreement") whereby the Company acquired all of the issued and outstanding common stock of WWMUSA in exchange for 27,900,000 shares of the Company's common stock. As a result of the transaction, the stockholders of WWMUSA became the owners of 93 percent of the Company's common stock, and WWMUSA became a wholly owned subsidiary of the Company.

The transaction has been accounted for as a reverse acquisition, with WWMUSA as the accounting acquiror. The Company has adopted a fiscal year end of December 31, which is the reporting year of the accounting acquiror.

The following unaudited pro forma financial statements are based on the historical presentation of the financial statements of WWMUSA and Tabatha III. For purposes of the pro forma financial statements, the results of operations of Tabatha III, which has a reporting year end of June 30, were adjusted to conform to a calendar reporting year.

The unaudited pro forma statements of operations for the interim period ended June 30, 2003 and for the year ended December 31, 2002 give effect to the Agreement as if it had occurred on January 1, 2003 and January 1, 2002, respectively. The unaudited pro forma balance sheet as of June 30, 2003 gives effect to the Agreement as if it had occurred on June 30, 2003. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements, including notes thereto, of Worldwide Manufacturing USA, Inc., and Tabatha III, Inc. previously filed or included herein.

The unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future. These combined pro forma statements do not reflect any potential savings which may result from the combined operations of WWMUSA and Tabatha III.

Tabatha III, Inc.
Worldwide Manufacturing USA, Inc.

PROFORMA Balance Sheet (1)

June 30, 2003
	(2)	(2)	(3)
	WWMUSA	Tabatha III		Pro Forma
	6/30/2003	6/30/2003	Adjustments	6/30/2003

Cash	77,623	2,202		79,825
Accounts receivable	792,757			792,757
Inventory	233,558			233,558
Other current assets	14,089			14,089

Current Assets	1,118,027	2,202	-	1,120,229

Advances to suppliers	61,594			61,594
Other long-term receivables	211,943			211,943
Fixed assets, net	544,283			544,283
Other assets	23,078			23,078
Total Assets	1,958,925	2,202	-	1,961,127

Line of credit	42,425			42,425
Current maturities of installment debt	4,458			4,458
Accounts payable	1,081,002			1,081,002
Accrued expenses	44,745			44,745
Other current liabilities	71,228			71,228

Current Liabilities	1,243,858	-	-	1,243,858

Long term debt net of current portion	19,595			19,595
Notes payable to shareholders	174,751			174,751
Deferred compensation payable	150,000			150,000

Total Liabilities	1,588,204	-	-	1,588,204

Common stock	34,871	69,875	(67,673)	37,073
Retained earnings	335,850	(67,673)	67,673	335,850

Total Equity	370,721	2,202	-	372,923

Total Liabilities & Equity	1,958,925	2,202	-	1,961,127
	-	-	-	-

Tabatha III, Inc.
Worldwide Manufacturing USA, Inc.

PROFORMA Income statement (1)

For the six months June 30, 2003
	(2)	(2)	(4)
	WWMUSA	Tabatha III
	Six Months	Six months		Pro Forma
	1/1/03 - 6/30/03	1/1/03 - 6/30/03	Adjustments	6/30/2003

Revenue	2,546,337	-	-	2,546,337

Cost of Sales	1,808,232	-	-	1,808,232

Gross Profit	738,105	-	-	738,105

Operating Expenses	689,184	6,278	(8,190)	687,272
Financial Income and Expense	494	(2)	-	492
Income tax expense			9,548	9,548
Net Income	48,427	(6,276)	(1,358)	40,793

Net income per share (proforma)				0.0014

Wtd. Ave. Shares O/S				30,000,000

Tabatha III, Inc.
Worldwide Manufacturing USA, Inc.

PROFORMA Income statement (1)

Year ended December 31, 2002
	(2)	(2)	(4)
	WWMUSA	Tabatha III
	Twelve Months	Twelve months		Pro Forma
	1/1/02 - 12/31/02	1/1/02 - 12/31/02	Adjustments	6/30/2003

Revenue	4,434,213	-		4,434,213

Cost of Sales	2,559,264	-		2,559,264

Gross Profit	1,874,949	-	-	1,874,949

Operating Expenses	1,440,720	2,765	(4,750)	1,438,735
Other Income/Expense	8,687	(7)		8,680
Income tax expense			169,962	169,962
Net Income	425,542	(2,758)	(165,212)	257,572

Net Income per share (proforma)				$ 0.0086

Wtd. Ave. Shares O/S				30,000,000

Tabatha III, Inc.

Worldwide Manufacturing USA, Inc.

NOTES TO UNAUDITED PRO FORMA FINANCIAL DATA

(1)    The unaudited pro forma financial data do not give effect to any potential savings or other synergies that could result from the combination of WWMUSA and Tabatha III. The pro forma data are not necessarily indicative of the operating results or financial position that would have occurred had the Agreement been consummated as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The pro forma adjustments are based on available information and upon certain assumptions that management believes are reasonable under the circumstances.

(2)    These columns represent historical results of operations and financial position.

(3)     The adjustment presents the effect of the acquisition of the private company (WWMUSA) by the non-operating public shell corporation with nominal assets (Tabatha III). The shareholders and management of WWMUSA will have effective operating control of the combined company after the transaction. The transaction is considered to be a capital transaction in substance, rather than a business combination and therefore purchase accounting has been applied, except that no goodwill or other intangible has been recorded. Tabatha III's shareholders surrendered 8,987,500 common shares for cancellation concurrently with the transaction. Tabatha III issued a total of 27,900,000 shares of Tabatha III common stock to effect the combination.

(4)    Prior to the acquisition, WWMUSA was a Small Business Corporation taxed at the shareholder level under Subchapter S of the Internal Revenue Code. Upon completion of the transaction, WWMUSA will be taxed on corporate earnings.